EXHIBIT D

AMENDED AND RESTATED SCHEDULE OF SERIES

The undersigned hereby certifies that he is an authorized signer of each Invesco trust listed herein, and that the following funds are included under the Amended and Restated Transfer Agency and Service Agreement dated June 17, 2013, by and between such trusts and the Bank of New York Mellon.

June 20, 2019

Invesco Exchange-Traded Fund Trust

1.	Invesco Aerospace & Defense ETF

2.	Invesco BRIC ETF

3.	Invesco BuyBack AchieversTM ETF

4.	Invesco Cleantech ETF

5.	Invesco Dividend AchieversTM ETF

6.	Invesco Dow Jones Industrial Average Dividend ETF

7.	Invesco DWA Momentum ETF

8.	Invesco DWA Basic Materials Momentum ETF

9.	Invesco Dynamic Biotechnology & Genome ETF

10.	Invesco Dynamic Building & Construction ETF

11.	Invesco DWA Consumer Cyclicals Momentum ETF

12.	Invesco DWA Consumer Staples Momentum ETF

13.	Invesco Dynamic Energy Exploration & Production ETF

14.	Invesco DWA Energy Momentum ETF

15.	Invesco DWA Financial Momentum ETF

16.	Invesco Dynamic Food & Beverage ETF

17.	Invesco DWA Healthcare Momentum ETF

18.	Invesco DWA Industrials Momentum ETF

19.	Invesco Dynamic Large Cap Growth ETF

20.	Invesco Russell Top 200 Equal Weight ETF

21.	Invesco Dynamic Large Cap Value ETF

22.	Invesco Dynamic Leisure and Entertainment ETF

23.	Invesco Dynamic Market ETF

24.	Invesco Dynamic Media ETF

25.	Invesco Russell Midcap Pure Growth ETF

26.	Invesco Russell Midcap Equal Weight ETF

27.	Invesco Russell Midcap Pure Value ETF

28.	Invesco Dynamic Networking ETF

29.	Invesco Dynamic Oil & Gas Services ETF

30.	Invesco DWA NASDAQ Momentum ETF

31.	Invesco Dynamic Pharmaceuticals ETF

32.	Invesco Dynamic Retail ETF

33.	Invesco Dynamic Semiconductors ETF

34.	Invesco Russell 2000 Pure Growth ETF

35.	Invesco Russell 2000 Pure Value ETF

36.	Invesco Dynamic Software ETF

37.	Invesco DWA Technology Momentum ETF

38.	Invesco DWA Utilities Momentum ETF

39.	Invesco Financial Preferred ETF

40.	Invesco FTSE RAFI US 1000 ETF

41.	Invesco FTSE RAFI US 1500 Small-Mid ETF

42.	Invesco Russell Top 200 Pure Growth ETF

43.	Invesco Russell Top 200 Pure Value ETF

44.	Invesco Global Listed Private Equity ETF

45.	Invesco Golden Dragon China ETF

46.	Invesco High Yield Equity Dividend Achievers ETF

47.	Invesco Insider Sentiment ETF

48.	Invesco International Dividend Achievers ETF

49.	Invesco Zacks Mid-Cap ETF

50.	Invesco Zacks Multi-Asset Income ETF

51.	Invesco NASDAQ Internet ETF

52.	Invesco Raymond James SB-1 Equity ETF

53.	Invesco S&P MidCap 400® Equal Weight ETF

54.	Invesco S&P MidCap 400® Pure Growth ETF

55.	Invesco S&P MidCap 400® Pure Value ETF

56.	Invesco S&P 500® BuyWrite ETF

57.	Invesco S&P 500® Equal Weight Communication Services ETF

58.	Invesco S&P 500® Equal Weight Consumer Discretionary ETF

59.	Invesco S& P 500® Equal Weight Consumer Staples ETF

60.	Invesco S&P 500® Equal Weight Energy ETF

61.	Invesco S&P 500® Equal Weight ETF

62.	Invesco S&P 500® Equal Weight Financials ETF

63.	Invesco S&P 500® Equal Weight Health Care ETF

64.	Invesco S&P 500® Equal Weight Industrials ETF

65.	Invesco S&P 500® Equal Weight Materials ETF

66.	Invesco S&P 500® Equal Weight Real Estate ETF

67.	Invesco S&P 500® Equal Weight Technology ETF

68.	Invesco S&P 500® Equal Weight Utilities ETF

69.	Invesco S&P 500® Pure Growth ETF

70.	Invesco S&P 500® Pure Value ETF

71.	Invesco S&P 500® Top 50 ETF

72.	Invesco S&P 500® Quality ETF

73.	Invesco S&P SmallCap 600® Equal Weight ETF

74.	Invesco S&P SmallCap 600® Pure Growth ETF

75.	Invesco S&P SmallCap 600® Pure Value ETF

76.	Invesco S&P Spin-Off ETF

77.	Invesco Water Resources ETF

78.	Invesco Wilderhill Clean Energy ETF

Invesco Exchange-Traded Fund Trust II

1.	Invesco 1-30 Laddered Treasury ETF

2.	Invesco California AMT-Free Municipal Bond ETF

3.	Invesco CEF Income Composite ETF

4.	Invesco Contrarian Opportunities ETF

5.	Invesco China Real Estate ETF

6.	Invesco China Small Cap ETF

7.	Invesco China Technology ETF

8.	Invesco DWA Developed Markets Momentum ETF

9.	Invesco DWA Emerging Markets Momentum ETF

10.	Invesco DWA SmallCap Momentum ETF

11.	Invesco DWA Tactical Multi-Asset Income ETF

12.	Invesco DWA Tactical Sector Rotation ETF

13.	Invesco Emerging Markets Revenue ETF

14.	Invesco Emerging Markets Sovereign Debt ETF

15.	Invesco Emerging Markets Ultra Dividend Revenue ETF

16.	Invesco Frontier Markets ETF

17.	Invesco FTSE RAFI Developed Markets ex-U.S. ETF

18.	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF

19.	Invesco FTSE RAFI Emerging Markets ETF

20.	Invesco FTSE International Low Beta Equal Weight ETF

21.	Invesco Fundamental High Yield® Corporate Bond ETF

22.	Invesco Fundamental Investment Grade Corporate Bond Portfolio

23.	Invesco Global Clean Energy ETF

24.	Invesco Global ESG Revenue ETF

25.	Invesco Global Revenue ETF

26.	Invesco Global Short Term High Yield Bond ETF

27.	Invesco Global Water ETF

28.	Invesco International BuyBack AchieversTM Portfolio

29.	Invesco International Corporate Bond ETF

30.	Invesco International Revenue ETF

31.	Invesco International Ultra Dividend Revenue ETF

32.	Invesco Japan Currency Hedged Low Volatility ETF

33.	Invesco KBW Bank ETF

34.	Invesco KBW High Dividend Yield Financial ETF

35.	Invesco KBW Premium Yield Equity REIT ETF

36.	Invesco KBW Property & Casualty Insurance ETF

37.	Invesco KBW Regional Banking ETF

38.	Invesco LadderRite 0-5 Year Corporate Bond ETF

39.	Invesco MSCI Emerging Markets Equal Country Weight ETF

40.	Invesco MSCI Global Timber ETF

41.	Invesco National AMT-Free Municipal Bond ETF

42.	Invesco New York AMT-Free Municipal Bond ETF

43.	Invesco Preferred ETF

44.	Invesco PureBeta FTSE Developed ex-North America ETF

45.	Invesco PureBeta FTSE Emerging Markets ETF

46.	Invesco PureBeta MSCI USA ETF

47.	Invesco PureBeta MSCI USA Small Cap ETF

48.	Invesco PureBeta US Aggregate Bond ETF

49.	Invesco PureBeta 0-5 Yr US TIPS ETF

50.	Invesco Russell 1000 Enhanced Equal Weight ETF

51.	Invesco Russell 1000 Equal Weight ETF

52.	Invesco Russell 1000 Low Beta Equal Weight ETF

53.	Invesco Russell 1000® Low Volatility Factor ETF

54.	Invesco Russell 1000® Momentum Factor ETF

55.	Invesco Russell 1000® Quality Factor ETF

56.	Invesco Russell 1000® Size Factor ETF

57.	Invesco Russell 1000® Value Factor ETF

58.	Invesco Russell 1000® Yield Factor ETF

59.	Invesco Shipping ETF

60.	Invesco Solar ETF

61.	Invesco S&P 500 ex-Rate Sensitive Low Volatility ETF

62.	Invesco S&P 500® High Beta ETF

63.	Invesco S&P 500® High Dividend Low Volatility ETF

64.	Invesco S&P 500® Low Volatility Portfolio

65.	Invesco S&P 500 Minimum Variance ETF

66.	Invesco S&P 500 Momentum ETF

67.	Invesco S&P 500 Enhanced Value Portfolio

68.	Invesco S&P 500 Revenue ETF

69.	Invesco S&P Emerging Markets Momentum ETF

70.	Invesco S&P Emerging Markets Low Volatility ETF

71.	Invesco S&P Financials Revenue ETF

72.	Invesco S&P Global Dividend Opportunities Index ETF

73.	Invesco S&P Global Water Index ETF

74.	Invesco S&P High Income Infrastructure ETF

75.	Invesco S&P International Developed High Dividend Low Volatility ETF

76.	Invesco S&P International Developed Momentum ETF

77.	Invesco S&P International Developed Low Volatility ETF

78.	Invesco S&P International Developed Quality ETF

79.	Invesco S&P MidCap 400 Revenue ETF

80.	Invesco S&P MidCap Low Volatility ETF

81.	Invesco S&P SmallCap 600 Revenue ETF

82.	Invesco S&P SmallCap Consumer Discretionary ETF

83.	Invesco S&P SmallCap Consumer Staples ETF

84.	Invesco S&P SmallCap Energy ETF

85.	Invesco S&P SmallCap Financials ETF

86.	Invesco S&P SmallCap Health Care ETF

87.	Invesco S&P SmallCap High Dividend Low Volatility ETF

88.	Invesco S&P SmallCap Industrials ETF

89.	Invesco S&P SmallCap Information Technology ETF

90.	Invesco S&P SmallCap Low Volatility ETF

91.	Invesco S&P SmallCap Materials ETF

92.	Invesco S&P SmallCap Quality ETF

93.	Invesco S&P SmallCap Utilities & Communication Services ETF

94.	Invesco Senior Loan ETF

95.	Invesco Taxable Municipal Bond ETF

96.	Invesco Treasury Collateral ETF

97.	Invesco S&P Ultra Dividend Revenue ETF

98.	Invesco Variable Rate Preferred ETF

99.	Invesco VRDO Tax-Free Weekly ETF

Invesco Actively Managed Exchange-Traded Fund Trust

1.	Invesco Active U.S. Real Estate Fund

2.	Invesco Balanced Multi-Asset Allocation ETF

3.	Invesco Conservative Multi-Asset Allocation ETF

4.	Invesco Growth Multi-Asset Allocation ETF

5.	Invesco Moderately Conservative Multi-Asset Allocation ETF

6.	Invesco S&P 500® Downside Hedged ETF

7.	Invesco Total Return Bond ETF

8.	Invesco Ultra Short Duration ETF

9.	Invesco Variable Rate Investment Grade ETF

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

1.	Invesco Agriculture Commodity Strategy No K-1 ETF

2.	Invesco Base Metals Commodity Strategy No K-1 ETF

3.	Invesco Bloomberg Commodity Strategy ETF

4.	Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF

5.	Invesco Energy Commodity Strategy No K-1 ETF

Invesco India Exchange-Traded Fund Trust

1.	Invesco India ETF

Invesco Exchange-Traded Self-Indexed Fund Trust

1.	Invesco BulletShares 2019 Corporate Bond ETF

2.	Invesco BulletShares 2019 High Yield Corporate Bond ETF

3.	Invesco BulletShares 2020 Corporate Bond ETF

4.	Invesco BulletShares 2020 High Yield Corporate Bond ETF

5.	Invesco BulletShares 2021 Corporate Bond ETF

6.	Invesco BulletShares 2021 High Yield Corporate Bond ETF

7.	Invesco BulletShares 2022 Corporate Bond ETF

8.	Invesco BulletShares 2022 High Yield Corporate Bond ETF

9.	Invesco BulletShares 2023 Corporate Bond ETF

10.	Invesco BulletShares 2023 High Yield Corporate Bond ETF

11.	Invesco BulletShares 2024 Corporate Bond ETF

12.	Invesco BulletShares 2024 High Yield Corporate Bond ETF

13.	Invesco BulletShares 2025 Corporate Bond ETF

14.	Invesco BulletShares 2025 High Yield Corporate Bond ETF

15.	Invesco BulletShares 2026 High Yield Corporate Bond ETF

16.	Invesco BulletShares 2027 High Yield Corporate Bond ETF

17.	Invesco BulletShares 2026 Corporate Bond ETF

18.	Invesco BulletShares 2027 Corporate Bond ETF

19.	Invesco BulletShares 2028 Corporate Bond ETF

20.	Invesco BulletShares 2029 Corporate Bond ETF

21.	Invesco BulletShares 2021 USD Emerging Markets Debt ETF

22.	Invesco BulletShares 2022 USD Emerging Markets Debt ETF

23.	Invesco BulletShares 2023 USD Emerging Markets Debt ETF

24.	Invesco BulletShares 2024 USD Emerging Markets Debt ETF

25.	Invesco BulletShares 2025 USD Emerging Markets Debt ETF

26.	Invesco BulletShares 2020 Municipal Bond ETF

27.	Invesco BulletShares 2021 Municipal Bond ETF

28.	Invesco BulletShares 2022 Municipal Bond ETF

29.	Invesco BulletShares 2023 Municipal Bond ETF

30.	Invesco BulletShares 2024 Municipal Bond ETF

31.	Invesco BulletShares 2025 Municipal Bond ETF

32.	Invesco BulletShares 2026 Municipal Bond ETF

33.	Invesco BulletShares 2027 Municipal Bond ETF

34.	Invesco BulletShares 2028 Municipal Bond ETF

35.	Invesco BulletShares 2029 Municipal Bond ETF

36.	Invesco BulletShares 2030 Municipal Bond ETF

37.	Invesco Defensive Equity ETF

38.	Invesco Emerging Markets Debt Defensive ETF

39.	Invesco Emerging Markets Debt Value ETF

40.	Invesco ESG Revenue ETF

41.	Invesco Corporate Income Defensive ETF

42.	Invesco Corporate Income Value ETF

43.	Invesco Investment Grade Defensive ETF

44.	Invesco Investment Grade Value ETF

45.	Invesco Multi-Factor Core Fixed Income ETF

46.	Invesco Multi-Factor Core Plus Fixed Income ETF

47.	Invesco Multi-Factor Defensive Core Fixed Income ETF

48.	Invesco Multi-Factor Income ETF

49.	Invesco Russell 1000® Dynamic Multifactor ETF

50.	Invesco Russell 2000® Dynamic Multifactor ETF

51.	Invesco RAFITM Strategic US ETF

52.	Invesco RAFITM Strategic US Small Company ETF

53.	Invesco RAFITM Strategic Developed ex-US ETF

54.	Invesco RAFITM Strategic Developed ex-US Small Company ETF

55.	Invesco RAFITM Strategic Emerging Markets ETF

[Signature page follows]

THE BANK OF NEW YORK MELLON

By:	/s/ Jonathan R. Hoyler
(signature)

Jonathan R. Hoyler
(name)

Vice President
(title)

INVESCO EXCHANGE-TRADED FUND TRUST

By:	/s/ Daniel E. Draper
(signature)
Daniel E. Draper
(name)
President
(title)

INVESCO EXCHANGE-TRADED FUND TRUST II

By:	/s/ Daniel E. Draper
(signature)
Daniel E. Draper
(name)
President
(title)

INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

By:	/s/ Daniel E. Draper
(signature)
Daniel E. Draper
(name)
President
(title)

INVESCO ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST

By:	/s/ Daniel E. Draper
(signature)
Daniel E. Draper
(name)
President
(title)

INVESCO INDIA EXCHANGE-TRADED FUND TRUST

By:	/s/ Daniel E. Draper
(signature)
Daniel E. Draper
(name)
President
(title)

INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

By:	/s/ Daniel E. Draper
(signature)
Daniel E. Draper
(name)
President
(title)